UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2015

HW Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53976	98-0513655
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

506 S. Spring Street #13575, Los Angeles, CA	90007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (213) 741-1920

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 12, 2015, Darren Takemoto notified the Company of his plans to resign as Chief Financial Officer, Secretary and Member of the Board of Directors. Mr. Takemoto’s resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise. Mr. Takemoto’s resignation is effective on June 15, 2015.

Kerry Chung, the Company’s Chief Executive Officer, will serve as Interim Chief Financial Officer and Secretary until a replacement is appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HW HOLDINGS, INC.

Dated: June 15, 2015	By: /s/ Kerry Chung
Kerry Chung
President and Chief Executive Officer